UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7512

Dreyfus Premier Worldwide Growth Fund, Inc.: Dreyfus Worldwide Growth Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	4/30/14

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus
Worldwide Growth Fund

SEMIANNUAL REPORT April 30, 2014

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
19	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Worldwide Growth Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Worldwide Growth Fund, covering the six-month period from November 1, 2013, through April 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The mild gains produced by most broad measures of international equity performance over the reporting period masked what we believe to be a major change in market leadership. Over the reporting period’s first half, relatively speculative, growth-oriented companies gained value in response to reports of accelerating economic growth in the United States and Europe. However, more disappointing economic data, several geopolitical crises, and persistent weakness in the world’s emerging markets weighed on investor sentiment over the reporting period’s second half, causing growth-oriented stocks to fall out of favor. Instead, investors preferred the stocks of value-oriented companies that tend to fare relatively well under a variety of economic climates.

We believe that the global economic recovery is likely to persist, led by the more developed markets. However, we may see stark differences in the investment prospects of individual countries, industry groups, and companies depending on their underlying fundamentals. In our judgment, extensive and professional research may be the best way to identify the likely winners and losers. As always, we encourage you to discuss our observations and appropriate investment strategies with your financial advisor.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2013, through April 30, 2014, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended April 30, 2014, Dreyfus Worldwide Growth Fund’s Class A shares produced a total return of 7.39%, Class C shares returned 7.01%, Class I shares returned 7.52%, and Class Y shares returned 7.61%.1 For the same period, the fund’s benchmark, the Morgan Stanley Capital International World Index (“MSCI World Index”), produced a 6.32% total return.2

Improving economic conditions helped support moderate global stock market gains for the reporting period overall. The fund produced higher returns than its benchmark, in part due to overweighted exposure to Western Europe and lack of direct investments in Japan.

The Fund’s Investment Approach

The fund invests primarily in large, well-established, multinational companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap, blue-chip stocks at a price we consider to be justified by a company’s fundamentals. The result is a portfolio of stocks of prominent companies selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence, and above-average earnings growth potential.The fund pursues a “buy-and-hold” investment strategy in which we typically buy and sell relatively few stocks during the course of the year, which may help to reduce investors’ tax liabilities and the fund’s trading costs.3

Recovering Global Economy Fueled Market’s Gains

Investors in the world’s more developed markets generally responded positively to improving global economic conditions over the reporting period. The gradual U.S. economic recovery continued as employment data improved despite the dampening effects of harsh winter weather. After several years of economic weakness in Europe, investors have warmed to the equity markets’ opportunities as growth picked up in core countries, such as Germany, and long-awaited signs of recovery emerged in some

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

of the region’s more troubled economies. Meanwhile, in the United Kingdom, investor sentiment improved and stocks rallied when fears of economic stagnation failed to materialize.

The Japanese stock market pulled back during the reporting period as it digested earlier gains stemming from aggressively stimulative monetary and fiscal policies. The world’s emerging markets also generally struggled due to sluggish growth trends, rising geopolitical tensions, and weakening currency values.

In this environment, the MSCI World Index advanced over the reporting period despite experiencing a sharp selloff in January 2014.The rally was paced by European and U.S. stocks, while markets in the Pacific Rim generally declined. Smaller and lower quality stocks outperformed market averages in the first three months of the reporting period but lagged over the final three months when market leadership shifted toward the large, high-quality, globally dominant companies in which the fund primarily invests. From a market sector perspective, the consumer discretionary sector trailed during the reporting period after leading the market higher for much of 2013, while the energy and health care sectors were among the reporting period’s top performers.

Energy Stocks Buoyed Relative Results

The fund participated more than fully in the global equity markets’ rebound from their January lows. Overweighted exposure to Western Europe and a lack of direct investments in Japan benefitted relative performance, as did an emphasis on major international oil producers in the energy sector. Underweighted exposure and favorable stock selections in the financials sector added a degree of value. Our stock selection strategy in the consumer discretionary and information technology sectors also fared well. Individual positions making the greatest absolute contributions to returns included Exxon Mobil, Christian Dior, Apple, Novo Nordisk, Roche Holding,Total, Nestle, and Johnson & Johnson.

On the other hand, overweighted allocation to consumer staples companies and disappointing stock selections in the materials sector impeded the fund’s relative results. The largest detractors from performance were Philip Morris International, Twenty-First Century Fox, Diageo, Freeport-McMoRan Copper & Gold, ASML Holding, Gilead Sciences, and Danone.

Expecting a Renewed Focus on Fundamentals

We expect the global investment backdrop to strengthen moderately in 2014 as growth accelerates in developed economies, primarily the United States and core European countries. Conversely, China and other emerging markets are likely to continue to experience economic slowdowns. Monetary policies worldwide have remained supportive of global growth overall, but these policies are gradually diverging as regional growth dynamics change.

In this environment, we expect investors to focus more intently on company fundamentals, such as earnings growth, and less on macroeconomic factors, such as the effects of monetary policies on market liquidity and equity valuations. Such a shift could reinforce the recent market rotation to large, high-quality companies that can sustain superior earnings growth, maintain a presence in markets throughout the world, and are run by seasoned management teams with established records of creating shareholder value.Therefore, we intend to maintain the fund’s focus on companies with these characteristics.

May 15, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.
The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of global stock market performance, including the United States, Canada, Europe,Australia, New Zealand and the Far East. Investors
cannot invest directly in any index.
3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components)
the fund can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Worldwide Growth Fund from November 1, 2013 to April 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.02	$9.80	$4.73	$3.91
Ending value (after expenses)	$1,073.90	$1,070.10	$1,075.20	$1,076.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.86	$9.54	$4.61	$3.81
Ending value (after expenses)	$1,018.99	$1,015.32	$1,020.23	$1,021.03

† Expenses are equal to the fund’s annualized expense ratio of 1.17% for Class A, 1.91% for Class C, .92% for
Class I and .76% for ClassY, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2014 (Unaudited)

Common Stocks—99.6%	Shares		Value ($)
Banks—.8%
JPMorgan Chase & Co.	105,100		5,883,498
Consumer Durables & Apparel—6.8%
Christian Dior	230,000		47,273,169
Consumer Services—2.5%
McDonald’s	174,150		17,655,327
Diversified Financials—2.8%
BlackRock	32,500		9,782,500
Eurazeo	84,681		7,133,543
GAM Holding	160,000	[a]	2,908,761
			19,824,804
Energy—16.6%
Canadian Natural Resources	130,000		5,300,100
Chevron	263,800		33,112,176
ConocoPhillips	25,000		1,857,750
Exxon Mobil	401,308		41,097,952
Imperial Oil	160,000		7,808,000
Phillips 66	5,000		416,100
Statoil, ADR	265,068		8,076,622
Total, ADR	256,700	[b]	18,287,308
			115,956,008
Food & Staples Retailing—1.9%
Walgreen	200,000		13,580,000
Food, Beverage & Tobacco—25.2%
Altria Group	262,500		10,528,875
British American Tobacco, ADR	80,000		9,201,600
Coca-Cola	746,200		30,437,498
Danone, ADR	682,000		10,120,880
Diageo, ADR	165,000		20,258,700
Nestle, ADR	400,000		30,872,000
PepsiCo	106,175		9,119,371

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco (continued)
Philip Morris International	552,500		47,200,075
SABMiller	150,000		8,156,193
			175,895,192
Health Care Equipment & Services—1.1%
Abbott Laboratories	190,300		7,372,222
Household & Personal Products—7.6%
L’Oreal, ADR	935,000		32,173,350
Procter & Gamble	250,000		20,637,500
			52,810,850
Insurance—.9%
ACE	35,000		3,581,200
Zurich Insurance Group	10,100	[a]	2,893,092
			6,474,292
Materials—4.0%
Air Liquide, ADR	779,130		22,290,909
Freeport-McMoRan Copper & Gold	175,000		6,014,750
			28,305,659
Media—2.8%
Comcast, Cl. A	144,000		7,453,440
News Corp., Cl. A	80,350	[a]	1,367,557
Twenty-First Century Fox, Cl. A	341,400		10,931,628
			19,752,625
Pharmaceuticals, Biotech &
Life Sciences—13.2%
AbbVie	190,300		9,910,824
Gilead Sciences	50,000	[a]	3,924,500
Johnson & Johnson	203,525		20,615,047
Novartis, ADR	50,000		4,347,000
Novo Nordisk, ADR	275,000		12,482,250

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Roche Holding, ADR	1,122,000		41,121,300
			92,400,921
Retailing—.5%
LVMH Moet Hennessy Louis Vuitton	15,775		3,102,256
Semiconductors & Semiconductor
Equipment—2.5%
ASML Holding, (New York Shares)	40,000		3,255,600
Intel	250,941		6,697,615
Texas Instruments	165,000		7,499,250
			17,452,465
Software & Services—3.0%
International Business Machines	85,000		16,699,950
Oracle	100,000		4,088,000
			20,787,950
Technology Hardware & Equipment—5.5%
Apple	57,000		33,635,130
QUALCOMM	65,000		5,116,150
			38,751,280
Transportation—1.8%
Canadian Pacific Railway	80,000		12,477,600
Total Common Stocks
(cost $280,187,055)			695,756,117

Other Investment—.2%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,615,000)	1,615,000	[c]	1,615,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $3,541,437)	3,541,437 [c]	3,541,437
Total Investments (cost $285,343,492)	100.3%	700,912,554
Liabilities, Less Cash and Receivables	(.3%)	(1,984,290)
Net Assets	100.0%	698,928,264

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At April 30, 2014, the value of the fund’s security on loan was $3,516,264 and the value of the collateral held by the fund was $3,541,437.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Food, Beverage & Tobacco	25.2	Consumer Services	2.5
Energy	16.6	Semiconductors &
Pharmaceuticals,		Semiconductor Equipment	2.5
Biotech & Life Sciences	13.2	Food & Staples Retailing	1.9
Household & Personal Products	7.6	Transportation	1.8
Consumer Durables & Apparel	6.8	Health Care Equipment & Services	1.1
Technology Hardware & Equipment	5.5	Insurance	.9
Materials	4.1	Banks	.8
Software & Services	3.0	Money Market Investments	.7
Media	2.8	Retailing	.5
Diversified Financials	2.8		100.3

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2014 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,516,264)—Note 1(c):
Unaffiliated issuers		280,187,055 695,756,117
Affiliated issuers			5,156,437	5,156,437
Cash				406,336
Dividend and securities lending income receivable				2,058,708
Receivable for shares of Common Stock subscribed				364,708
Prepaid expenses				60,814
			703,803,120
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				639,778
Liability for securities on loan—Note 1(c)				3,541,437
Payable for shares of Common Stock redeemed				553,097
Interest payable—Note 2				29
Accrued expenses				140,515
				4,874,856
Net Assets ($)			698,928,264
Composition of Net Assets ($):
Paid-in capital			272,570,347
Accumulated undistributed investment income—net				2,773,140
Accumulated net realized gain (loss) on investments				8,015,715
Accumulated net unrealized appreciation
(depreciation) on investments			415,569,062
Net Assets ($)			698,928,264

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	499,773,436	71,964,920	127,188,758	1,150.28
Shares Outstanding	9,057,561	1,432,552	2,287,067	20.670
Net Asset Value Per Share ($)	55.18	50.24	55.61	55.65

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2014 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $740,530 foreign taxes withheld at source):
Unaffiliated issuers	10,253,403
Affiliated issuers	779
Income from securities lending—Note 1(c)	43,171
Total Income	10,297,353
Expenses:
Management fee—Note 3(a)	2,507,169
Shareholder servicing costs—Note 3(c)	1,035,541
Distribution fees—Note 3(b)	261,349
Professional fees	64,626
Prospectus and shareholders’ reports	43,182
Registration fees	40,396
Custodian fees—Note 3(c)	36,429
Directors’ fees and expenses—Note 3(d)	17,452
Loan commitment fees—Note 2	2,682
Interest expense—Note 2	218
Miscellaneous	15,741
Total Expenses	4,024,785
Less—reduction in fees due to earnings credits—Note 3(c)	(462)
Net Expenses	4,024,323
Investment Income—Net	6,273,030
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	8,211,879
Net unrealized appreciation (depreciation) on investments	33,889,013
Net Realized and Unrealized Gain (Loss) on Investments	42,100,892
Net Increase in Net Assets Resulting from Operations	48,373,922

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2014	Year Ended
	(Unaudited)	October 31, 2013
Operations ($):
Investment income—net	6,273,030	9,399,126
Net realized gain (loss) on investments	8,211,879	(193,012)
Net unrealized appreciation
(depreciation) on investments	33,889,013	88,667,673
Net Increase (Decrease) in Net Assets
Resulting from Operations	48,373,922	97,873,787
Dividends to Shareholders from ($):
Investment income—net:
Class A	(2,948,274)	(6,705,437)
Class C	(211,156)	(601,079)
Class I	(810,115)	(1,689,024)
Class Y	(8)	(7)
Net realized gain on investments:
Class A	—	(1,899,966)
Class C	—	(304,983)
Class I	—	(389,840)
Total Dividends	(3,969,553)	(11,590,336)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	26,191,712	77,383,726
Class C	3,593,462	8,382,981
Class I	24,816,510	47,864,803
Class Y	—	1,000
Dividends reinvested:
Class A	2,630,171	7,577,965
Class C	153,730	637,600
Class I	754,580	1,917,135
Cost of shares redeemed:
Class A	(51,923,739)	(84,878,091)
Class C	(6,788,773)	(10,743,587)
Class I	(17,140,693)	(44,177,411)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(17,713,040)	3,966,121
Total Increase (Decrease) in Net Assets	26,691,329	90,249,572
Net Assets ($):
Beginning of Period	672,236,935	581,987,363
End of Period	698,928,264	672,236,935
Undistributed investment income—net	2,773,140	469,663

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2014	Year Ended
	(Unaudited)	October 31, 2013
Capital Share Transactions:
Class Aa
Shares sold	502,712	1,614,446
Shares issued for dividends reinvested	51,235	158,692
Shares redeemed	(993,594)	(1,753,424)
Net Increase (Decrease) in Shares Outstanding	(439,647)	19,714
Class Ca
Shares sold	75,733	191,352
Shares issued for dividends reinvested	3,284	14,608
Shares redeemed	(142,812)	(242,820)
Net Increase (Decrease) in Shares Outstanding	(63,795)	(36,860)
Class I
Shares sold	472,845	990,335
Shares issued for dividends reinvested	14,594	39,828
Shares redeemed	(327,877)	(915,919)
Net Increase (Decrease) in Shares Outstanding	159,562	114,244
Class Y
Shares sold	—	20.670

a During the period ended October 31, 2013, 9,094 Class C shares representing $419,600 were exchanged for
8,302 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2014				Year Ended October 31,
Class A Shares	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	51.69		45.09	42.06	40.31	36.61	31.89
Investment Operations:
Investment income—net[a]	.49		.73	.66	.70	.63	.65
Net realized and unrealized
gain (loss) on investments	3.31		6.77	4.32	2.71	4.53	4.26
Total from Investment Operations	3.80		7.50	4.98	3.41	5.16	4.91
Distributions:
Dividends from
investment income—net	(.31)		(.70)	(.86)	(.79)	(.71)	(.19)
Dividends from net realized
gain on investments	—		(.20)	(1.09)	(.87)	(.75)	—
Total Distributions	(.31)		(.90)	(1.95)	(1.66)	(1.46)	(.19)
Net asset value, end of period	55.18		51.69	45.09	42.06	40.31	36.61
Total Return (%)[b]	7.39	[c]	16.81	12.42	8.72	14.48	15.50
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.17	[d]	1.18	1.22	1.24	1.26	1.34
Ratio of net expenses
to average net assets	1.17	[d]	1.18	1.22	1.24	1.26	1.33
Ratio of net investment income
to average net assets	1.90	[d]	1.52	1.52	1.70	1.70	2.08
Portfolio Turnover Rate	1.12	[c]	2.97	2.41	7.85	.34	3.53
Net Assets, end of period
($ x 1,000)	499,773		490,921	427,373	417,814	378,374	372,623

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2014				Year Ended October 31,
Class C Shares	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	47.09		41.18	38.47	37.01	33.74	29.42
Investment Operations:
Investment income—net[a]	.28		.34	.29	.37	.33	.39
Net realized and unrealized
gain (loss) on investments	3.01		6.16	3.97	2.49	4.17	3.93
Total from Investment Operations	3.29		6.50	4.26	2.86	4.50	4.32
Distributions:
Dividends from
investment income—net	(.14)		(.39)	(.46)	(.53)	(.48)	—
Dividends from net realized
gain on investments	—		(.20)	(1.09)	(.87)	(.75)	—
Total Distributions	(.14)		(.59)	(1.55)	(1.40)	(1.23)	—
Net asset value, end of period	50.24		47.09	41.18	38.47	37.01	33.74
Total Return (%)[b]	7.01	[c]	15.92	11.57	7.93	13.66	14.68
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.91	[d]	1.93	1.97	1.97	1.99	2.07
Ratio of net expenses
to average net assets	1.91	[d]	1.93	1.97	1.97	1.99	2.06
Ratio of net investment income
to average net assets	1.17	[d]	.77	.74	.97	.97	1.37
Portfolio Turnover Rate	1.12	[c]	2.97	2.41	7.85	.34	3.53
Net Assets, end of period
($ x 1,000)	71,965		70,468	63,136	51,866	49,806	52,011

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

Six Months Ended
April 30, 2014				Year Ended October 31,
Class I Shares	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	52.10		45.44	42.47	40.71	36.96	32.21
Investment Operations:
Investment income—net[a]	.57		.86	.71	.65	.78	.80
Net realized and unrealized
gain (loss) on investments	3.32		6.81	4.41	2.89	4.55	4.24
Total from Investment Operations	3.89		7.67	5.12	3.54	5.33	5.04
Distributions:
Dividends from
investment income—net	(.38)		(.81)	(1.06)	(.91)	(.83)	(.29)
Dividends from net realized
gain on investments	—		(.20)	(1.09)	(.87)	(.75)	—
Total Distributions	(.38)		(1.01)	(2.15)	(1.78)	(1.58)	(.29)
Net asset value, end of period	55.61		52.10	45.44	42.47	40.71	36.96
Total Return (%)	7.52	[b]	17.10	12.70	9.01	14.82	15.84
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.92	[c]	.92	.97	1.02	.98	1.08
Ratio of net expenses
to average net assets	.92	[c]	.92	.97	1.02	.98	1.06
Ratio of net investment income
to average net assets	2.19	[c]	1.77	1.57	1.70	2.03	2.47
Portfolio Turnover Rate	1.12	[b]	2.97	2.41	7.85	.34	3.53
Net Assets, end of period
($ x 1,000)	127,189		110,847	91,478	22,214	3,818	1,951

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2014		Period Ended
Class Y Shares	(Unaudited)		October 31, 2013[a]
Per Share Data ($):
Net asset value, beginning of period	52.11		48.38
Investment Operations:
Investment income—net[b]	.61		.18
Net realized and unrealized
gain (loss) on investments	3.33		3.88
Total from Investment Operations	3.94		4.06
Distributions:
Dividends from investment income—net	(.40)		(.33)
Net asset value, end of period	55.65		52.11
Total Return (%)[c]	7.61		8.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.76		.79
Ratio of net expenses to average net assets[d]	.76		.79
Ratio of net investment income
to average net assets[d]	2.33		1.10
Portfolio Turnover Rate	1.12	[c]	2.97
Net Assets, end of period ($ x 1,000)	1		1

a	From July 1, 2013 (commencement of initial offering) to October 31, 2013.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Worldwide Growth Fund (the “fund”) is the sole series of Dreyfus Premier Worldwide Growth Fund, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital appreciation consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and ClassY. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and ClassY shares are offered at net asset value generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2014, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding ClassY shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of April 30, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	386,215,885	—	—	386,215,885
Equity Securities—
Foreign
Common Stocks†	309,540,232	—	—	309,540,232
Mutual Funds	5,156,437	—	—	5,156,437

† See Statement of Investments for additional detailed categorizations.

At April 30, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended April 30, 2014, The Bank of New York Mellon earned $11,113 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2013 ($)	Purchases ($)	Sales ($)	4/30/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	2,992,000	24,404,000	25,781,000	1,615,000.2
Dreyfus
Institutional
Cash
Advantage
Fund	2,377,775	102,523,035	101,359,373	3,541,437.5
Total	5,369,775	126,927,035	127,140,373	5,156,437.7

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The fund has an unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2013. The fund has $194,164 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2013 was as follows: ordinary income $9,001,797 and long-term capital gains $2,588,539.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2014 was approximately $40,300 with a related weighted average annualized interest rate of 1.09%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a fee at the annual rate of .2175% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2014, the Distributor retained $17,862 from commissions earned on sales of the fund’s Class A shares and $2,022 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2014, Class C shares were charged $261,349, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals)

with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2014, Class A and Class C shares were charged $606,139 and $87,116, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2014, the fund was charged $83,874 for transfer agency services and $5,017 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $462.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2014, the fund was charged $36,429 pursuant to the custody agreement.

During the period ended April 30, 2014, the fund was charged $4,598 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $420,826, Distribution Plan fees $43,341, Shareholder Services Plan fees $115,011, custodian fees $24,457, Chief Compliance Officer fees $736 and transfer agency fees $35,407.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2014, amounted to $7,557,814 and $22,982,827, respectively.

At April 30, 2014, accumulated net unrealized appreciation on investments was $415,569,062, consisting of $418,299,215 gross unrealized appreciation and $2,730,153 gross unrealized depreciation.

At April 30, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Worldwide Growth Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    June 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    June 25, 2014

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    June 25, 2014

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)